Filed pursuant to Rule 497(e)
File Nos. 033-12213; 811-05037

MUZINICH DYNAMIC INCOME FUND
    Institutional Shares (Ticker: MZCIX)
    Supra Institutional Shares (Ticker: MZCSX)

MUZINICH FLEXIBLE U.S. HIGH YIELD INCOME FUND
    Institutional Shares (Ticker: MZHIX)
    Supra Institutional Shares (Ticker: MZHSX)

MUZINICH LOW DURATION FUND
Institutional Shares (Ticker: MZLNX)
    Supra Institutional Shares (Ticker: MZLSX)

Supplement dated October 20, 2026 to the Statutory Prospectus dated April 30, 2026
Effective immediately, the following section affecting the Institutional Class Shares on page 55 is hereby deleted and replaced with the following:

“Institutional Class Shares
Institutional Class shares of the Funds are offered without any sales charge on purchases or sales and without any ongoing distribution fee. The minimum initial investment for the Funds’ Institutional Class shares for standard accounts is $500,000, and the minimum initial investment for the Funds’ Institutional Class shares for qualified retirement plans is $5,000.

Institutional Class shares are available for purchase exclusively by (1) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $500,000, (2) tax-exempt retirement plans with assets of at least $500,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (3) fee-based investment programs with assets of at least $500,000, (4) qualified state tuition plan (529 plan) accounts, and (5) high net worth/ultra high net worth individuals/families. The minimum asset requirements may be waived from time to time by the Advisor. In addition, the Advisor may permit certain financial intermediaries to aggregate up to 10 customer accounts to accumulate the requisite $500,000 initial investment minimum. Investors should note that if they purchase Institutional Shares through a broker acting as an agent for the investor, they may be required to pay a commission and/or other forms of compensation to the broker which are in addition to any fees already disclosed in this prospectus.

Institutional Class share participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Institutional Class share participants in fee-based investment programs should contact the program’s administrator or their financial advisor to purchase shares.

Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial advisor. Institutional Class shares institutional clients may purchase shares either directly or through an authorized dealer.

The minimum initial investment for Institutional Class shares may be waived or reduced by the Advisor at any time.”

Please retain this Supplement with the Statutory Prospectus.
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